Exhibit 99.1

CIBC World Markets Annual Biotechnology and Specialty Pharmaceuticals Conference April 5, 2006

Announces Restructuring

Rationalize pre-clinical research Out-license pradefovir and VRX-840773 Reduce commercial regions to three - re-align operations Reduce Selling to 29-31% of sales in 2006 Reduce G&A to 11-13% of sales in 2006 Reduce manufacturing facilities further Reduce COGS to ensure 20-25% by 2008 Reduce headcount Strategic Restructuring Steps

Accelerate operating improvement plan Increase near-term adjusted earnings Maintain long-term growth Adjusted earnings per diluted share: 2006: > $0.50 2007: > $1.00 2008: > $1.90 (without Viramidine or retigabine) Restructuring charge in 2006 ~ $80 - $100 million Strategic Restructuring Benefits

(NYSE:VRX) in the areas of neurology, infectious disease and dermatology A unique, GLOBAL, science-based, specialty pharmaceutical company that develops, manufactures and markets pharmaceutical products

Three Regions Ten Markets 20-25 Growth Products Three Development Products Strategic Focus

Growth Strategy R e v e n u e G o a l 2004 2005 2006 2007 2003 2008 Completed BD Ribavirin Royalties Base Business Future Growth* *Pipeline and Business Development

Growth Strategy 2004 2005 2006 2007 2003 2008 Non-Promoted Products Promoted Products 44% Growth in Promoted Products in 2005 R e v e n u e G o a l Ribavirin Royalties

Solcoseryl Current Promoted Brands

AAA North America Latin America Europe East 51 99 136 232 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 North America 19% AAA 10% Latin America 26% Europe 45% Product Sales by Region 2003 Total Product Sales: $518 Million

AAA North America Latin America Europe East 9 32 24 35 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Product Sales by Region 2005 North America 32% AAA 9% Latin America 24% Total Product Sales: $731 Million Europe 35%

Completed Business Development Strategic assets in core therapeutic areas Immediate impact on sales with significant growth potential Infergen TRx growth 84% in 2005 2005 sales of $36.7 million (pre-acquisition) Diastat TRx growth 12% in 2005 2005 sales of $47.6 million

Promoted Products Non-promoted Products East 55 45 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Promoted Products - 2005 Promoted Products 55% Total Product Sales: $731 Million Non-promoted products 45%

All Others Top 10 Products East 59 41 Top 10 Products - 2005 All Other Products 59% Total Product Sales: $731 Million Top 10 Products 41%

2005 R&D Pipeline Discovery Phase 1 Phase 2 Phase 3 Post Approval Pre- Clinical Post Approval: Pending Approval: In Development:

Purchased from Eli Lilly in 2004 Marketed in Canada 102 percent growth in sales in 2005 88 percent TRx market share Approved in U.S. in 1985 In Discussion with FDA on Updated Label Non-approvable letter on revised label in December 2005 Ongoing discussions with FDA Expect approval of new label in 2006

Parkinson's Disease Product Comparisons Medication Mean Reduction in Awake "Off" Time (hrs)* TASMAR (tolcapone)** 3.2 Zelapar (selegiline) 2.2 Mirapex (pramipexole) 2.0 Agilect (rasagiline) 1.4 - 1.8 Permax (pergolide) 1.8 Requip (ropinirole) 1.5 Comtan (entacapone) 1.2 *Hours calculated by subtracting placebo effect from active drug effect **Requires liver monitoring Data compiled from patient inserts for comparison purposes only; data not from head-to-head trials

VIRAMIDINE (taribavirin) O HO HO OH N N N C NH2+ H2N Cl-

VISER1 Summary Confirms superior safety profile ITT results disappointing Clear dose response based on weight Higher concentrations of Viramidine do not result in proportional increases in anemia

Viramidine Phase 3 (VISER1) Study: Design Randomized, Double-blind Multicenter, Parallel-group Study in Treatment-naive Subjects (N = 970) 24 weeks of follow-up 24/48 weeks of treatment* Screening (30 days) Randomization (2:1) Follow-up Ribavirin 1000/1200 mg/QD + PegIntron† Viramidine 600 mg BID + PegIntron† *Genotype 2, 3 = 24 weeks/1, 4, 5, 6 = 48 weeks †PegIFN alfa-2b 1.5 mg/kg/week HCV, NGI SuperQuant; sensitivity to 100 copies/mL,39 IU/mL

VISER1 Co-Primary Endpoints Primary safety endpoint: Hemoglobin < 10 g/dL or ^ 2.5 g/dL drop from baseline Superiority test vs. ribavirin Primary efficacy endpoint: Sustained Virologic Response - HCV RNA < 100 copies/mL at FW 24 Non-inferiority test vs. ribavirin

Viramidine Safety: Anemia Incidence Hgb <10 g/dL Anytime During Therapy Overall Safety Population Viramidine (FD) Ribavirin (WBD) SVR 0.05 0.24 N = 324 N = 646 P<0.0001 % of Patients

Viramidine Efficacy Analysis Sustained Virologic Response Viramidine (FD) 0.38 0.51 0.62 0.42 Ribavirin (WBD) 0.52 0.56 0.6 0.53 38% 52% N=646 N=324 (0.072, 0.194) ITT 95% CI for Difference of Proportion

Viramidine Efficacy Analysis Sustained Virologic Response Viramidine (FD) 0.38 0.53 0.51 0.62 0.42 Ribavirin (WBD) 0.52 0.62 0.56 0.6 0.53 38% 52% 62% 52% N=646 N=421 N=324 N=216 (-0.002, 0.151) 95% CI for Difference of Proportion (0.072, 0.194) ITT PP

95% CI for Difference of Proportion Sustained Virologic Response Overall by Region (PP) NA EU NA/EU ROW Viramidine (FD) 0.54 0.48 0.51 0.56 Ribavirin (WBD) 0.57 0.54 0.55 0.78 54% 57% 48% 55% 55% 78% 56% 51% * Meets non-inferiority criteria N=168 N=100 N=159 N=62 N=327 N=162 N=94 N=54 ? (-0.060, 0.118) * % of Patients

Viramidine Efficacy Analysis Sustained Virologic Response Viramidine (FD) 0.38 0.53 0.51 0.62 0.42 Ribavirin (WBD) 0.52 0.62 0.56 0.6 0.53 38% 52% 51% 56% 62% 52% N=646 N=421 N=324 N=216 N=327 N=162 95% CI for Difference of Proportion (-0.060, 0.118) * (-0.002, 0.151) * Meets non-inferiority criteria (0.072, 0.194) ITT PP PP NA/EU

Viramidine Weight Based Analysis Overall (PP) Sustained Virologic Response Anemia: <10 g/dL Viramidine mg/kg Viramidine mg/kg <18 19-22 >23 East 0.48 0.64 0.81 47% N=323 66% N=82 81% N=16 <18 19-22 >23 East 0.043 0.024 0.125 2% N=82 4% N=323 12.5% N=16 % of Patients % of Patients

Viramidine Efficacy Analysis
Sustained Virologic Response



100%
75%
50%
25%
0%
% of Patients
95% CI for Difference of Proportion
(0.072, 0.194)
(-0.002, 0.151)
(-0.060, 0.118) *
(-0.177, 0.079) *
(-0.034, 0.213)
38%
52%
52%
62%
51%
56%
62%
60%
42%
53%
N=646
N=324
N=421
N=216
N=327
N=162
N=148
N=70
N=179
N=92
ITT
PP
PP NA/EU
PP NA/EU ≤75kg
PP NA/EU >75kg
Viramidine (FD)
Ribavirin (WBD)

* Meets non-inferiority criteria

33

Viramidine Next Steps Present VISER1 Data at EASL: April 2006 Complete VISER2: June 2006 Disclose VISER2 Results: 2H06 Discuss Data with outside experts & FDA: 2H06 Economic Assessment: 2H06 Decide regulatory steps for Viramidine: 2H06 Present VISER2 Data at Scientific Forum: TBD

RETIGABINE

Retigabine Phase 2 Source: Study 205; Data on file * statistical significance as compared to placebo (p < 0.01) Median Percent Reduction from Baseline in Monthly Total Partial Seizure Rate Placebo + AEDs Retigabine + AEDs Placebo 600 mg/day 900 mg/day 1,200 mg/day East 13 23 29 35 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Median % Reduction in Monthly Seizure Rate (n = 96) (n = 99) (n = 95) (n = 106)

Retigabine Phase 2 Source: Study 205; Data on file * statistical significance as compared to placebo (p < 0.01) Responder Rate (Total Partial Seizures) Placebo 600 mg/day 900 mg/day 1,200 mg/day East 16 23 32 33 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 % Responders (n = 96) (n = 99) (n = 95) (n = 106) Placebo + AEDs Retigabine + AEDs

A randomized, double-blind, placebo-controlled, multicenter, parallel- group phase 3 study to determine the efficacy and safety of retigabine (1200 mg/day) used as adjunctive therapy in refractory epilepsy patients with partial-onset seizures Retigabine Phase 3: 301 Study Design (US) 32 weeks of treatment Randomization (N=280) Placebo (N=140) Retigabine 1200 mg TID (N=140) Ext. Study 303 45 sites in these Countries United States, Canada, Mexico, Argentina, and Brazil

A randomized, double-blind, placebo-controlled, multicenter, parallel- group phase 3 study to determine the efficacy and safety of two doses of retigabine (900 mg/day and 600 mg/day) used as adjunctive therapy in refractory epilepsy patients with partial-onset seizures Retigabine Phase 3: 302 Study Design (ROW) 28 weeks of treatment Randomization (N=510) Placebo (N=170) Retigabine 900 mg TID (N=170) Retigabine 600 mg TID (N=170) Ext. Study 304 55 sites in these Countries Germany, UK, Belgium, Sweden, Australia, South Africa, France, Hungary, Russia, Spain, Poland, Israel, Ukraine

Review Financial www.valeant.com

Product Sales 2002 2003 2004 2005 Sales 467 518 606 731 Annual *2002 sales reflect wholesale inventory reduction program * ($ In millions)

Same Store Sales 2002 2003 2004 2005 Sales 467 518 586 658 Acquisitions 20 73 Annual *2002 sales reflect wholesale inventory reduction program * ($ In millions)

Adjusted Operating Income ($ In Millions) 12 Months Ended December 31 12 Months Ended December 31 2004 2005 Product Sales $606 $731 Ribavirin Royalties 77 92 683 823 Cost of Goods Sold 200 223 Selling Expenses 193 229 General & Administrative 97 108 R&D 93 114 Amortization 55 61 Operating Income $45 $88 Note: Includes non-GAAP adjustments

Adjusted Operating Income 2002 2003 2004 2005 Sales 209 139 45 88 Consolidated 2002 2003 2004 2005 Sales 2 43 79 127 ($ In millions) ($ In millions) Specialty Pharmaceuticals $139 $45 $88 $43 $79 $127 Note: Excludes R & D Division Note: Includes non-GAAP adjustments

R & D Investment 2002 2003 2004 2005 Sales 50 45 93 114 ($ In millions) $45 $93 $114

Solid Balance Sheet ($ In millions) December 2004 December 2005 Cash & marketable securities $462 $235 Other current assets $309 $361 Non-current assets $751 $935 Current liabilities $192 $235 Long-term debt $793 $788 Other liabilities $61 $69 Stockholders' Equity $476 $439 Includes assets and liabilities from discontinued operations

Adjusted EBITDA 2002 2003 2004 2005 Specialty Pharma 53 97 140 200 2002 2003 2004 2005 Consolidated 263.1 204 127 177 Consolidated ($ In millions) ($ In millions) Specialty Pharmaceuticals $200 Note: Excludes R&D Division Includes non-GAAP adjustments

2002A 2003A 2004A 2005A 2006E 2007E 2008E Cost of Goods Sold 11 8.7 15 16 2002A 2003A 2004A 2005A 2006E 2007E 2008E Cost of Goods Sold 35 32 32 31 2002A 2003A 2004A 2005A 2006E 2007E 2008E Cost of Goods Sold 34 35 33 31 2002A 2003A 2004A 2005A 2006E 2007E 2008E Cost of Goods Sold 27 21 16 15 Financial Metrics Cost of Goods Sold Selling Expense G&A R&D 25-30% 10-12% 7-10% Includes non-GAAP adjustments (%) (%) (%) (%) Actual 2008 Metrics 20-25%

Financial Metrics 2003A (1) 2004A (1) 2005A (1) 2006E (1) (2) 2008E (2) (3) Cost of Goods Sold 36% 33% 31% 29-31% 20-25% Selling Expense 32% 32% 31% 29-31% 25-30% G & A 22% 16% 15% 11-13% 10-12% R&D 9% 15% 16% 15-17% 7-10% Effective Tax Rate 38% 26% 35% 29-31% 32-34% Includes non-GAAP adjustments which in 2006 includes estimated restructuring charges of $80 million to $100 million and any gain on sale or license of pradefovir Excludes impact of SFAS 123R Excludes any benefit or expense of Viramidine development or any additional pipeline product acquisitions

Delivering Results Keeping Our Promises Positioning VRX for the Future